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                                 MASSACHUSETTS MUTUAL
                                LIFE INSURANCE COMPANY
                          SPRINGFIELD, MASSACHUSETTS  01111

                                  Whole Life Policy

            Policy Number                9 608 308

            Insured                      TIMOTHY J. FLYNN

            Face Amount                  $750,000

            Requested Supplemental
            Insurance Amount             $750,000

Dear Policy Owner:

READ YOUR POLICY CAREFULLY. It has been written in readable language to help you understand its terms. We have used examples to explain some of its provisions. These examples do not reflect the actual amounts or status of this policy. As you read through the policy, remember the words "we", "us" and "our" refer to Massachusetts Mutual Life Insurance Company.

     We will, subject to the terms of this policy, pay the death benefit to the Beneficiary when due proof of the Insured's death is received at our Home Office. The terms of this policy are contained on this and the following pages.

     For service or information on this policy, contact the agent who sold the policy, any of our agency offices or our Home Office.

     YOU HAVE A RIGHT TO RETURN THIS POLICY. If you decide not to keep this policy, return it within ten days after you receive it. It may be returned by delivering or mailing it to our Home Office, to any of our agency offices or to the agent who sold the policy. Then, the policy will be as though it had never been issued. We will promptly refund any premium paid for it.

     Signed for Massachusetts Mutual Life Insurance Company at Springfield, Massachusetts.

Sincerely yours,


/s/ Thomas B. Wheeler         /s/ Thomas J. Finnegan, Jr.
---------------------         ---------------------------
President                     Secretary


This policy provides that:  Insurance is payable when the Insured dies
                            Premiums are payable during the Insured's lifetime Annual dividends may be paid



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                      ASSIGNMENT OF LIFE INSURANCE DEATH BENEFIT
                                    AS COLLATERAL


A. For value received, the undersigned hereby assigns, transfers and sets over to Andrews Office Supply and Equipment Company, Inc., its successors or assigns, (herein called the "Assignee") the death benefit under Policy
    No. 9 608 308, issued by Massachusetts Mutual Life Insurance Company or its MML affiliated Insurance Company (herein called the "Insurer"; the identity of the Insurance Company is determined by the policy number) and any supplementary contracts issued in connection therewith (said policy and contracts being herein called the "Policy"); upon the life of Timothy J. Flynn subject to all of the terms and conditions of the Policy and to all superior liens, if any, which the Insurer may have against the Policy. The undersigned by this instrument agrees and the Assignee by the acceptance of this assignment agrees to the conditions and provisions herein set forth.

B. It is understood and agreed that the Assignee shall have the sole right to collect from the Insurer the net proceeds of the Policy when it becomes a claim by death or maturity and that all other rights under the Policy, including, by way of illustration and not limitation, the right to surrender the Policy, the right to make the Policy loans, the right to designate and change the beneficiary, and the right to elect and to receive dividends are reserved exclusively to the owner of the Policy and are excluded from this assignment and do not pass by virtue hereof and may be exercised by the owner on the sole signature of the owner.
    Nothing herein shall affect funds, if any, now or hereafter held by the Insurer for the purpose of paying premiums under the Policy.

C.  The Assignee covenants and agrees with the undersigned as follows:

    1. That any balance of sums received hereunder from the Insurer remaining after payment of the then existing Liabilities, matures or unmatured, shall be paid by the Assignee to the persons entitled thereto under the terms of the Policy had this assignment not been executed;

    2. That the Assignee, not having any right to obtain policy loans from the Insurer, will not take any steps to borrow against the Policy, except that the owner of the Policy MAY direct the Insurer to pay the proceeds of any Policy loan to the Assignee, in which event the Assignee shall reduce the amount of existing Liabilities by the amount of such Policy loan and interest accrued to the date such Policy loans are repaid by the Assignee.

    3. That the Assignee will upon request forward without unreasonable delay to the Insurer the Policy for endorsement of any designation or change of beneficiary or any election of an optional mode of settlement; provided, however, that any such designation, change or election shall be made subject to this assignment and to the rights of the Assignee hereunder.



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    4.   That, upon surrender of the Policy or any portion thereof or upon the surrender of any or all of the paid-up additions standing to the credit of the Policy, if any, by the undersigned at any time before any death benefit is payable under the Policy, the Assignee shall have the sole right to collect such surrender proceeds of the Policy or any such surrender value of such paid-up additions.

D. This assignment of the life insurance death benefit under the Policy is made as collateral security for all liabilities of the undersigned, or any of them, to the Assignee, either now existing or that may hereafter arise with respect to premiums advanced for or paid on the Policy by the Assignee (all of which liabilities secured or to become secured are herein called "Liabilities").

E. The Insurer is hereby authorized to recognize the Assignee's claim hereunder without investigating the validity or the amount of the Liabilities, or the application to be made by the Assignee of any amount to be paid to the Assignee. The sole receipt of the Assignee for any sum received shall be a full disclosure and release therefore to the Insurer. A check for all or any part of the insurance death benefit payable under the Policy and assigned herein shall be drawn to the exclusive order of the Assignee in such amount as may be requested by the Assignee.

F. Except as otherwise provided in any other document evidencing Liabilities owing to the Assignee from the undersigned, his successors and assigns, if any, the Assignee shall be under no obligation to pay any premium on the Policy. The principal of or interest on any loans or advanced on the Policy, or any other charges on the Policy shall be an obligation of the undersigned, and not an obligation of the Assignee, except as otherwise specifically provided herein under Paragraph C.2.

G. The Assignee may take or release other security, may release any party primarily or secondarily liable for any of the Liabilities, may grant extensions, renewals or indulgences with respect to the Liabilities, or may apply to the Liabilities in such order as the Assignee shall determine, the insurance death benefit payable under the Policy hereby assigned without resorting or regard to other security.

H. In the event of any conflict between the provisions of this assignment or provisions of the note or other evidence of any Liability, with respect to the Policy or rights of collateral security therein, the provisions of this assignment shall prevail.

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I.  The undersigned declares no proceedings in bankruptcy are pending against him and that his property is not subject to any assignment for the benefit of creditors.

Signed and sealed this 11th day of April, 1994.

/s/ Patrick W. Furey                /s/ Timothy J. Flynn
---------------------------         -------------------------------
Witness                             Owner

5612 Roosevelt St.                  15113 Peachstone Drive
---------------------------         -----------------------------------------
Address                             Address

Bethesda, MD 20817                  Silver Spring, MD 20905
---------------------------         -----------------------------------------

                                    5/11/94
ACCEPTANCE OF ASSIGNMENT            -----------------------------------------
                                    Date

                                    Andrews Office Supply & Equipment Co., Inc.

BY: /s/ Timothy J. Flynn            /s/ Patrick W. Furey
    -------------------------       -----------------------------------------
    Witness                         Patrick W. Furey

    V.P.                            Patrick W. Furey
    -------------------------       -----------------------------------------
    Title                           President

                                         3

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                                SPLIT-DOLLAR AGREEMENT

    THIS AGREEMENT made this 11th day of April, 1994, by and between Andrews Office Supply and Equipment Company, Inc., a District of Columbia corporation (hereinafter called the "Corporation"); and Timothy J. Flynn, (hereinafter called the "Employee");

WITNESSETH:

    WHEREAS, the Employee is a valuable and experienced Employee; and

    WHEREAS, the parties desire to establish a split-dollar life insurance plan in order to provide insurance protection for the benefit of the Employee;

    NOW THEREFORE, in consideration of the services heretofore rendered and to be rendered by the Employee and of the mutual covenants considered herein, the parties hereby agree as follows:

    1. PURCHASE OF POLICY. The Employee shall apply to Massachusetts Mutual Life Insurance Company for a life insurance policy on the life of the Employee in the face amount of $1,500,000 and on the Whole Life Plan. The Employee will agree to a medical examination as required by the insurance company and shall sign any form as requested by the insurance company as required for the issuance of the policy.

    2. OWNERSHIP OF THE POLICY. The Employee shall be the owner of the insurance policy on the Employee's life identified in Exhibit "A", attached hereto and made a part hereof, and may exercise all rights of ownership with respect to the policy except as otherwise hereinafter provided.

    3. PAYMENT OF PREMIUMS ON POLICY. The company agrees to remit to the insurance company issuing the policy and named in Exhibit "A" (the "Insurer") the entire annual premium due in a timely manner at the beginning of each policy year.

    4. ELECTION OF DIVIDEND OPTION. All dividends hereafter declared by insurer on the policy, or any part thereof as may be so used, shall be applied to purchase option term insurance on the life of the Employee. Such dividend shall be applied in its entirety to purchase option term to the extent possible. Any portion of the dividend not used to purchase option term shall be applied to purchase paid up additions.

    5. COLLATERAL ASSIGNMENT FOR BENEFIT OF CORPORATION. The Employee shall execute and cause to be filed with the insurer a collateral assignment of the policy to the Corporation as security for the payment of any indebtedness of the Employee to the Corporation as hereinafter set forth in paragraphs Six and Seven. Such collateral assignment shall be attached and made a part of this Agreement and referred to as Exhibit "B".



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    6.   DISPOSITION OF POLICY PROCEEDS.  Notwithstanding any beneficiary designation made on the policy, the Corporation shall be entitled to the following amounts from the policy:

         (a) Death of Employee -- At the Employee's death the Corporation shall be entitled to an amount equal to the total premiums paid by the Corporation.

         (b) Termination of Employment for Reasons Other Than Death -- In the even of Termination of employment rather than by reason of death, the Corporation shall be entitled to receive an amount equal to the lessor of premiums paid or cash surrender value of the policy as of the date to which premiums were paid at the time of the Employee's termination of employment, increased by any unpaid dividends allowed for the year in which the termination occurs, plus any unused portion of the premium payment, less any indebtedness to the insurance on the policy.

         (c) Termination of Agreement -- In the event of Termination of Agreement rather than by reason of death, the Corporation shall be entitled to receive an amount equal to the lessor of premiums paid or cash surrender value of the policy as of the date to which premiums were paid at the time of the termination of Agreement, increased by any unpaid dividends allowed for the year in which the termination occurs, plus any unused portion of the premium payment, less any indebtedness to the insurance on the policy.

    7. TERMINATION OF AGREEMENT. This Agreement shall terminate on the occurrence of any of the following events:

         (a) Cessation of business by the Corporation except in the event of the acquisition of all or substantially all the assets or shares of the Corporation by another company or a merger or consolidation of another company if immediately subsequent to such event the Employee is employed by such acquiring company or the surviving company of such merger or consolidation;

         (b) Written notice given by the Employee to the Corporation or by the Corporation to the Employee;

         (c)  Termination of the Employee's services with the Corporation; or

         (d)  Bankruptcy, receivership, or dissolution of the Corporation.

    8. DISPOSITION OF POLICY ON TERMINATION OF AGREEMENT. If this Agreement is terminated under any subsection of paragraph Seven, the Employee shall have thirty (30) days from the date of the event causing such termination in which to pay the Corporation an amount equal to that which would be payable to the Corporation under paragraph Six hereof had the Employee terminated his employment on the date said payment is made. Upon payment of such

                                     2

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amount to the Company the Employee shall be entitled to
receive from the Corporation a release of the collateral assignment described under paragraph Five of this Agreement.

    9. INCLUDABLE INCOME. The Employee shall be responsible for determining the amount, if any, includable in his gross income for Federal income tax purposes as the result of this Agreement.

    10. LIABILITY OF LIFE INSURANCE COMPANY. It is understood by the parties hereto that in issuing policies of insurance pursuant to this Agreement Massachusetts Mutual Life Insurance Company shall have no liability except that set forth in the policy. Said insurance company shall not be bound to inquire into, or take notice of, any of the covenants herein contained as to such policies of insurance, or as to the application of the proceeds of such policy. Upon the death of the insured, said insurance company shall be discharged from all liability on payment of the proceeds in accordance with the policy provisions without regard to this Agreement or any amendment hereto.

    11. AMENDMENTS. Amendments may be made to this Agreement by a writing signed by each of the parties and attached hereto. Additional policies of insurance on the life of the Employee may be purchased under this Agreement by amendment to paragraph one hereof.

    IN WITNESS WHERE OF, the parties have set their hands and seals, the Corporation by its duly authorized officer, on the day and year above written.

WITNESS:

                                      Andrews Office Supply and Equipment
                                      Company, Inc.

/s/ Timothy J. Flynn                  By: /s/ Patrick W. Furey
------------------------------            --------------------------------
                                          Patrick W. Furey

                                      Title:
                                          --------------------------------
                                          President

/s/ Patrick W. Furey                   /s/ Timothy J. Flynn
-------------------------------        ------------------------------------
                                       Timothy J. Flynn (Employee)

                                    3

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                                     EXHIBIT "A"



Name of Life Insurance Company:

Massachusetts Mutual Life Insurance Company
-------------------------------------------

Policy Number:

9 608 308
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Face Amount:

$1,500,000
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